Exhibit 10.1
                                                                    ------------


                                EIGHTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                      CREDIT AGREEMENT AND LIMITED CONSENT


                  This EIGHTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT AND LIMITED CONSENT (this "Amendment") is dated as of August 22, 2003 and entered into by and among COVANTA ENERGY CORPORATION, a Delaware corporation ("Company"), and THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (collectively, the "Subsidiary Guarantors"), THE LENDERS PARTY HERETO, BANK OF AMERICA, NA., as Administrative Agent for the Lenders ("Administrative Agent"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Documentation Agent for the Lenders ("Documentation Agent"), and is made with reference to that certain Debtor-in-Possession Credit Agreement dated as of April 1, 2002, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement and Security Agreement dated as of April 3, 2002, that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of May 10, 2002, that certain Third Amendment and Limited Waiver to Debtor-in-Possession Credit Agreement dated as of October 4, 2002, that certain Fourth Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of December 10, 2002, that certain Fifth Amendment to Debtor-in-Possession Credit Agreement dated as of December 18, 2002, that certain Sixth Amendment to Debtor-in-Possession Credit Agreement, Limited Consent and Amendment to Security Agreement dated as of March 25, 2003, and that certain Seventh Amendment to Debtor-in-Possession Credit Agreement and Limited Consent dated as of May 23, 2003 (as so amended, the "Credit Agreement"), by and among Borrowers, the financial institutions parties thereto as Lenders, Documentation Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as amended by this Amendment).

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to make certain amendments to the Credit Agreement, subject to the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT AND LIMITED CONSENT

     1.1 Provisions Relating to Defined Terms.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                  "CIBC" means Canadian Imperial Bank of Commerce.

                  "Corel Centre" means the multi-purpose indoor sports and entertainment arena in Ottawa, Canada known as the "Corel Centre".

                  "Corel Centre Disposition" means, collectively, the following transactions, occurring simultaneously: (i) the sale of the Corel Centre by the interim receiver of Palladium Corporation, and (ii) to the extent necessary to consummate the sale described in clause (i), the sale by Company of all of the equity interests in Ogden Palladium, the manager of the Corel Centre, and the forgiveness by Company of certain inter-company payables due from Ogden Palladium to Company and/or its Affiliates.

                  "Eighth Amendment" means the Eighth Amendment to Debtor-In-Possession Credit Agreement and Limited Consent dated as of August 22, 2003.

                  "Eighth Amendment Effective Date" has the meaning assigned to that term in Section 4.5 of the Eighth Amendment.

                  "Fleet" means Fleet National Bank.

                  "Ogden Palladium" means Ogden Palladium Services (Canada) Inc.

                  "Ottawa Guaranty Documents" means, collectively, (i) the Ogden Guaranty (Term Credits Interest Payment Obligations) dated January 13, 1999, by Company in favor of CIBC and Fleet, as co-agents for the term credit lenders under the Amended and Restated Senior Lenders Credit Agreement, dated as of January 13, 1999, among CIBC and Fleet, as co-agents, the lenders from time to time parties thereto and Senators Hockey Club; (ii) the Ogden Guaranty (DPS Dividends) dated January 13, 1999, by Company in favor of CIBC, as administrative agent for the Class I Holders (as such term is defined therein); and (iii) the Ogden Pledge and Security Agreement dated January 13, 1999, by Company in favor of CIBC and Fleet in connection with the guaranties described in clauses (i) and (ii), in each case as such guaranties and agreements are in effect on the Eighth Amendment Effective Date.

                  "Senators Hockey Team" means the Ottawa Senators hockey team and related assets, including the National Hockey League franchise therefor.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting at the end of the definition of "Ottawa Disposition" contained therein the following new sentence:

         "The Corel Centre Disposition shall be an Ottawa Disposition for all purposes hereof."

     1.2 Provisions Relating to Negative Covenants.

         A. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (xi) thereof, (ii) deleting the "." at the end of clause (xii) thereof and substituting therefor "; and", and (iii) adding immediately after clause (xii) thereof the following new clause (xiii):

                  "(xiii) Company, as a Junior Lender (as such term is defined in the Senators Senior Subordination Agreement) may, without further consent of any Agent or any Lender (other than any consent otherwise required of any Lender in its capacity as an applicable Opt-Out Lender under the applicable Opt-Out Facility Documents (as such terms are defined in the Prepetition Credit Agreement)), consent to and/or consummate, as the case may be, the transactions described in the definition of "Corel Centre Disposition" and may, with the consent of the Agents, execute all instruments and documents and take all actions necessary or reasonably required to effect such transactions, including granting any consents relating to enforcing or compromising its interests in the Senators Hockey Club, so long as (a) Company shall receive within one Business Day following the consummation of the Corel Centre Disposition Cash payments arising therefrom in an amount not less than the amount necessary so that Ottawa Disposition Proceeds shall be not less than CDN $25,000,000, (b) Company's indemnification obligations in connection with the Corel Centre Disposition shall not exceed CDN $4,750,000 in the aggregate and after giving effect to the consummation of such disposition, none of the Borrowers nor any of their respective Subsidiaries or Affiliates shall have any debts or other obligations, contingent or otherwise, arising in connection with the Corel Centre Disposition (other than such indemnification obligations), (c) CIBC and Fleet shall release Company and its Subsidiaries and Affiliates from all further obligations or claims under the Ottawa Guaranty Documents, as applicable, with such exceptions as are disclosed to Agents prior to the Eighth Amendment Effective Date and are satisfactory to Agents, (d) all Ottawa Disposition Proceeds shall be applied as a Mandatory Payment in accordance with the applicable provisions of subsection 2.4A (it being understood that prior to receipt of any such proceeds Company shall have provided evidence reasonably satisfactory to Agents that Company and its Subsidiaries have made arrangements to effect such application on a timely basis), and (f) the Corel Centre Disposition shall have occurred prior to September 30, 2003."

         B. Subsection 7.7 of the Credit Agreement is hereby further amended by adding immediately prior to the "." at the end of the first sentence of the last paragraph thereof the phrase "(it being understood that nothing in this sentence shall prohibit the transactions permitted under subsection 7.7(xiii))".

         C. Subsection 7.l4A of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end of the first sentence thereof the following new proviso:

          "; and provided further, however, that nothing in this subsection 7.14A shall prohibit Company and its Subsidiaries from consummating the Corel Centre Disposition, so long as the conditions set forth in subsection 7.7(xiii) are satisfied".

     1.3 Limited Consent.

         A. Each of the undersigned Lenders hereby confirms its interest in pursuing, and approves of and consents to the Agents pursuing, the settlement of all claims of the Pooled Facility Lenders and the Canadian Loss Sharing Lenders (as such terms are defined in the Intercreditor Agreement) arising under or relating to their respective payment obligations under Section 5.3 of the Intercreditor Agreement substantially on the terms contemplated by the Loss Sharing Settlement Term Sheet attached as Annex A hereto (the "Term Sheet"), subject to all of the terms and conditions set forth in the Term Sheet. The foregoing is a non-binding indication of each such Lender's interest in having the Agents proceed with the preparation and negotiation of definitive documentation for the settlement agreement substantially as described in the Term Sheet and any amendment to the Intercreditor Agreement that may be deemed necessary or desirable by the Agents in connection with the foregoing.

         B. Each of the undersigned Lenders hereby approves of and consents to the approximately $700,000 held as collateral under the Ogden Pledge and Security Agreement described in clause (iii) of the definition of "Ottawa Guaranty Documents" being deposited, concurrently with or following the Corel Centre Disposition, in a segregated account (outside the Cash Management System) at Bank of America pending resolution in the Chapter 11 Cases of claims by third parties (other than Fleet and CIBC) under the guaranties of the Company secured by the aforementioned Ogden Pledge and Security Agreement against the funds in such account; provided that after distribution of funds pursuant to such resolution, any funds remaining in such account shall be deposited in the Cash Management System.

         C. The limited consents set forth in Sections A and B above shall be limited precisely as written, and nothing herein shall be deemed to prejudice any right, remedy or privilege that any Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the Intercreditor Agreement or the Amended Agreement (as defined below).

SECTION 2.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     2.1 Corporate Power and Authority. Subject to compliance with the Final Borrowing Order and any applicable provisions of the Bankruptcy Code, each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

     2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of each Loan Party and the performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Loan Party.

     2.3 No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Organizational Documents of Company or any of its Subsidiaries or any order, judgment or decree of any court or other Government Authority binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation (which Contractual Obligation is enforceable on a post-Petition Date basis) of Company or any of its Subsidiaries or an applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

      2.4 Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any Governmental Authorization.

     2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party, and each of this Amendment and the Amended Agreement is the legally valid and binding obligation of each Loan Party enforceable against each Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     2.6 Incorporation of Representations and Warranties From Credit
Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Eighth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     2.7 Notice to Committee. Notice of this Amendment has been given to and received by counsel to the official committee of unsecured creditors in the Chapter 11 Cases and the informal committee of holders of Company's 9.25% Debentures.

     2.8 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

     2.9 Certain Consents. To the best of Company's knowledge, as of the date of the Corel Centre Disposition all necessary consents of those secured creditors of Palladium Corporation and Ogden Palladium required to consent to the Corel Centre Disposition have been obtained.

SECTION 3.        ACKNOWLEDGEMENT AND CONSENT

         Each Borrower and Subsidiary Guarantor hereby (i) acknowledges that such Loan Party has read this Amendment and consents to the terms hereof and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Loan Party under each of the Loan Documents to which such Loan Party is a party shall not be impaired and each of the Loan Documents to which such Loan Party is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects,
(ii) ratifies and confirms the effectiveness of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment in all respects, and (iii) confirms that the provisions of the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment are binding on each of the Borrowers.

SECTION 4.        MISCELLANEOUS

     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

         A. On and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

     4.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent, Documentation Agent or the Lenders and their respective counsel (including, without limitation, O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

     4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     4.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.5 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the first date on which all of the following conditions precedent shall have been satisfied (the date of satisfaction of such conditions being referred to herein as the "Eighth Amendment Effective Date"): (i) Borrower, each Subsidiary Guarantor, and Lenders constituting Requisite Lenders shall have each executed a counterpart hereof;
(ii) Company and Administrative Agent shall have received written or telephonic notification of such execution and authorization of delivery of such counterparts; (iii) Company shall have paid in full all outstanding statements for fees and expenses of O'Melveny & Myers LLP and Ernst & Young Corporate Finance LLC, to the extent submitted to Company prior to 5:00 p.m. (New York City time) on August 25, 2003; (iv) CIBC shall have adjourned to a date no earlier than November 19, 2003 the motion made by CIBC, as agent for the Canadian Loss Sharing Lenders, in the Chapter 11 Cases for an order "Interpreting and Enforcing the Final DIP Order" and "Confirming the Amount of Tranche C Loans to the Debtors", dated June 25, 2002 (Docket No. 595); and (v) Agents shall have received evidence (in writing) satisfactory to Agents that CIBC, as agent for the Canadian Loss Sharing Lenders, and Canadian Loss Sharing Lenders holding more than 50% of the aggregate amount of the Canadian Class B Facility (as defined in the Intercreditor Agreement) are interested in pursuing, and consent to CIBC pursuing, the settlement of all claims of the Canadian Loss Sharing Lenders arising under or relating to their payment obligations under
Section 5.3 of the Intercreditor Agreement on the terms contemplated by the Term Sheet.

                [Remainder of this page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


BORROWERS:

                                        COVANTA ENERGY CORPORATION

                                        By:
                                           -------------------------------------
                                           Scott Mackin
                                           Authorized Officer

                                        Each of the entities named on Schedule A annexed hereto, as Borrowers

                                        By:
                                           -------------------------------------
                                           Timothy Simpson
                                           Authorized Officer

                                        Each of the entities named on Schedule B annexed hereto, as Borrowers

                                        By:
                                           -------------------------------------
                                           Scott Mackin
                                           Authorized Officer

SUBSIDIARY GUARANTORS:

                                        Each of the entities named on Schedule A annexed hereto, as Subsidiary Guarantors

                                        By:
                                           -------------------------------------
                                           Timothy Simpson
                                           Authorized Officer

AGENTS AND LENDERS:

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent and Co-Arranger
                                        and as a Lender

                                        By:
                                           -------------------------------------
                                           Henry Y. Yu
                                           Managing Director

                                        DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                        Documentation Agent and Co-Arranger and
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Keith C. Braun
                                           Director

                                        By:
                                           -------------------------------------
                                           Patrick Dowling
                                           Vice President

                                        BANK OF MONTREAL,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name: Warren Seidel
                                           Title:


                                        By:
                                           -------------------------------------
                                           Name: John Sweeny
                                           Title:

                                                  BNP PARIBAS,
                                                  as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        COMMERZBANK AG, NEW YORK AND GRAND
                                        CAYMAN BRANCHES, as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        CREDIT LYONNAIS NEW YORK BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                        MIZUHO CORPORATE BANK, LTD., NEW YORK
                                        BRANCH, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        FLEET NATIONAL BANK,
                                        as a Lender
                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        HSBC BANK USA,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                        JPMORGAN CHASE BANK
                                        (formerly known as The Chase Manhattan
                                         Bank), as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        IIB BANK LTD, IFSC BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        LANDESBANK HESSEN-THURINGEN
                                        GIROZENTRALE, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        MERRILL LYNCH, PIERCE & SMITH,
                                        INCORPORATED, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        BANC OF AMERICA SECURITIES LLC, as Agent for BANK OF AMERICA, N.A., as a Lender

                                        By:
                                           -------------------------------------
                                           Name: Pete Santry
                                           Title:

                                        SPECIAL SITUATIONS INVESTING GROUP,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        SUNTRUST BANK,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NEW YORK,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE INDUSTRIAL BANK OF JAPAN TRUST
                                        COMPANY

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE TORONTO-DOMINION BANK,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        UBS AG, STAMFORD BRANCH,
                                        as a Lender

                                        By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        U.S. BANK NATIONAL ASSOCIATION
                                        (formerly known as Firstar
                                        Bank, N.A., as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        WESTLB AG (formerly known as
                                        Westdeutsche Landesbank (Girozentrale),
                                        NEW YORK BRANCH, as a Lender

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   Schedule A
                                   ----------
                                 Other Borrowers

1.       AMOR 14 Corp.
2.       Covanta Acquisition, Inc.
3.       Covanta Alexandria/Arlington Inc.
4.       Covanta Babylon, Inc.
5.       Covanta Bessemer, Inc.
6.       Covanta Bristol, Inc.
7.       Covanta Cunningham Environmental Support, Inc.
8.       Covanta Energy Americas, Inc.
9.       Covanta Energy Construction, Inc.
10.      Covanta Energy Resource Corp.
11.      Covanta Energy Sao Jeronimo, Inc.
12.      Covanta Energy Services, Inc.
13.      Covanta Energy West, Inc.
14.      Covanta Engineering Services, Inc.
15.      Covanta Fairfax, Inc.
16.      Covanta Financial Services, Inc.
17.      Covanta Geothermal Operations Holdings. Inc.
18.      Covanta Geothermal Operations, Inc.
19.      Covanta Heber Field Energy, Inc.
20.      Covanta Hennepin Energy Resource Co., L.P.
21.      Covanta Hillsborough, Inc.
22.      Covanta Honolulu Resource Recovery Venture
23.      Covanta Huntington Limited Partnership
24.      Covanta Huntington Resource Recovery One Corp.
25.      Covanta Huntington Resource Recovery Seven Corp.
26.      Covanta Huntington, Inc.
27.      Covanta Huntsville, Inc.
28.      Covanta Hydro Energy, Inc.
29.      Covanta Hydro Operations West, Inc.
30.      Covanta Hydro Operations, Inc.
31.      Covanta Imperial Power Services, Inc.
32.      Covanta Indianapolis, Inc.
33.      Covanta Kent, Inc.
34.      Covanta Key Largo, Inc.
35.      Covanta Lake, Inc.
36.      Covanta Lancaster, Inc.
37.      Covanta Lee, Inc.
38.      Covanta Long Island, Inc.
39.      Covanta Marion Land Corp.
40.      Covanta Marion, Inc.
41.      Covanta Mid-Conn., Inc.
42.      Covanta Montgomery, Inc.
43.      Covanta New Martinsville Hydro-Operations Corp.
44.      Covanta Northwest Puerto Rico, Inc.
45.      Covanta Oahu Waste Energy Recovery, Inc.
46.      Covanta Oil & Gas, Inc.
47.      Covanta Onondaga Five Corp.
48.      Covanta Onondaga Four Corp.
49.      Covanta Onondaga Limited Partnership
50.      Covanta Onondaga Operations, Inc.
51.      Covanta Onondaga Three Corp.
52.      Covanta Onondaga Two Corp.
53.      Covanta Onondaga, Inc.
54.      Ogden Services Corporation
55.      Covanta Operations of Union LLC
56.      Covanta OPW Associates, Inc.
57.      Covanta OPWH, Inc.
58.      Covanta Pasco, Inc.
59.      Covanta Plant Services of New Jersey, Inc.
60.      Covanta Power Development of Bolivia, Inc.
61.      Covanta Power Development, Inc.
62.      Covanta Power Equity Corp.
63.      Covanta Projects of Hawaii, Inc.
64.      Covanta Projects of Wallingford, LP
65.      Covanta RRS Holdings, Inc.
66.      Covanta Secure Services USA, Inc.
67.      Covanta Secure Services, Inc.
68.      Covanta SIGC Energy II, Inc.
69.      Covanta SIgC Energy, Inc.
70.      Covanta SIGC Geothermal Operations, Inc.
71.      Covanta Stanislaus, Inc.
72.      Covanta Systems, Inc.
73.      Covanta Tampa Bay, Inc.
74.      Covanta Tulsa, Inc.
75.      Covanta Union, Inc.
76.      Covanta Wallingford Associates, Inc.
77.      Covanta Warren Energy Resources Co., LP
78.      Covanta Waste Solutions, Inc.
79.      Covanta Waste to Energy of Italy, Inc.
80.      Covanta Waste to Energy, Inc.
81.      Covanta Water Holdings, Inc.
82.      Covanta Water Systems, Inc.
83.      Covanta Water Treatment Services, Inc.
84.      DSS Environmental, Inc.
85.      ERC Energy II, Inc.
86.      ERC Energy, Inc.
87.      Heber Field Company
88.      Heber Field Energy II, Inc.
89.      Heber Geothermal Company
90.      Heber Loan Partners
91.      Ogden Environmental & Energy Services Co., Inc.
92.      OPI Quezon, Inc.
93.      Second Imperial Geothermal Co., L.P.
94.      Three Mountain Operations, Inc.
95.      Three Mountain Power LLC

                                   Schedule B
                                   ----------
                                 Other Borrowers

1.       Alpine Food Products, Inc.
2.       BDC Liquidating Corp.
3.       Bouldin Development Corp.
4.       Covanta Energy Group, Inc.
5.       Covanta Energy International, Inc.
6.       Covanta Equity of Alexandria/Arlington, Inc.
7.       Covanta Equity of Stanislaus, Inc.
8.       Covanta Power International Holdings, Inc.
9.       Covanta Projects, Inc.
10.      Doggie Diner, Inc.
11.      Gulf Coast Catering Company, Inc.
12.      J.R. Jacks Construction Corp.
13.      Lenzar Electro-Optics, Inc.
14.      Logistics Operations, Inc.
15.      Offshore Food Service, Inc.
16.      OFS Equity of Alexandria/Arlington, Inc.
17.      OFS Equity of Babylon, Inc.
18.      OFS Equity of Delaware, Inc.
19.      OFS Equity of Huntington, Inc.
20.      OFS Equity of Indianapolis, Inc.
21.      OFS Equity of Stanislaus, Inc.
22.      Ogden Allied Abatement & Decontamination Service, Inc.
23.      Ogden Allied Maintenance Corp.
24.      Ogden Allied Payroll Services, Inc.
25.      Ogden Attractions, Inc.
26.      Ogden Aviation Distributing Corp.
27.      Ogden Aviation Fueling Company of Virginia, Inc.
28.      Ogden Aviation Security Services of Indiana, Inc.
29.      Ogden Aviation Service Company of Colorado, Inc.
30.      Ogden Aviation Service Company of Pennsylvania, Inc.
31.      Ogden Aviation Service International Corporation
32.      Ogden Aviation Terminal Services, Inc.
33.      Ogden Aviation, Inc.
34.      Ogden Cargo Spain, Inc.
35.      Ogden Central and South America, Inc.
36.      Ogden Cisco, Inc.
37.      Ogden Communications, Inc.
38.      Ogden Constructors, Inc.
39.      Ogden Facility Holdings, Inc.
40.      Ogden Facility Management Corporation of Anaheim
41.      Ogden Facility Management Corporation of West Virginia
42.      Ogden Film and Theatre, Inc.
43.      Ogden Firehole Entertainment Corp.
44.      Ogden Food Service Corporation of Milwaukee, Inc.
45.      Ogden International Europe, Inc.
46.      Ogden Leisure, Inc.
47.      Ogden Management Services, Inc.
48.      Ogden New York Services, Inc.
49.      Ogden Pipeline Service Corporation
50.      Ogden Support Services, Inc.
51.      Ogden Technology Services Corporation
52.      Ogden Transition Corporation
53.      PA Aviation Fuel Holdings, Inc.
54.      Philadelphia Fuel Facilities Corporation

                                   Schedule C
                                   ----------
                              Subsidiary Guarantors


1.       Covanta Haverhill Properties, Inc.
2.       Covanta Haverhill, Inc.
3.       Covanta Omega Lease, Inc.
4.       Haverhill Power, Inc.
5.       LMI, Inc.
6.       Michigan Waste Energy, Inc.